UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019 (July 31, 2019)

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001‑04365	58‑0831862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Peachtree Street, N.E., Suite 688, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 659‑2424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	OXM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

On July 31, 2019, Oxford Industries, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its $325 million Fourth Amended and Restated Credit Agreement, dated May 24, 2016 (the “Credit Agreement”), by and among the Company and its subsidiary, Tommy Bahama Group, Inc., as the borrowers, certain domestic subsidiaries of the Company as guarantors, the financial institutions party thereto as lenders, and SunTrust Bank as administrative agent.  The Amendment, among other things, amends, and extends the term of, the Credit Agreement as follows:

•	extends the maturity date of the facility from May 24, 2021 to July 31, 2024;
•

adds a third pricing tier to its base rate and LIBOR advances, with a three-tier pricing grid depending on average excess availability and providing for LIBOR interest rate margins of 100, 125 or 150 basis points above LIBOR (relative to the current two-tier pricing grid, with LIBOR interest rate margins of 125 or 150 basis points above LIBOR);

•	reduces the unused line fee from 25 bps to 20 bps;
•	amends certain borrowing base provisions in the agreement, in a manner which will generally increase availability of revolving loans; and
•	modifies certain other provisions and restrictions under the Credit Agreement to generally be more favorable to and/or less restrictive on the Company.

The above description of the Amendment is not complete and is qualified in its entirety by the actual terms of the Amendment, attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant. Financial Statements and Exhibits.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number

10.1

First Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 31, 2019, by and among Oxford Industries, Inc., Tommy Bahama Group, Inc., the Persons party thereto from time to time as guarantors, the financial institutions party thereto from time to time as lenders, and SunTrust Bank, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

August 1, 2019	/s/ Suraj A. Palakshappa
Name: Suraj A. Palakshappa
Title: Vice President-Law, General Counsel and Secretary